UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2021 (July 28, 2021)
DOMA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Mission Street, Suite 740
San Francisco, California 94105
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 650-419-3827
Capitol Investment Corp. V
1300 7th Street North, Suite 820
Arlington, Virginia 22209
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share Warrants to purchase common stock	DOMA DOMA.WS	The New York Stock Exchange The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On July 28, 2021 (the “Closing Date”), Doma Holdings, Inc., a Delaware corporation, formerly known as Capitol Investment Corp. V (prior to the Effective Time (as defined below), “Capitol” and after the Effective Time, “New Doma”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Agreement and Plan of Merger, dated as of March 2, 2021 and amended on March 18, 2021 (the “Merger Agreement”), by and among Capitol, Capitol V Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Capitol (“Merger Sub”), and States Title Holding, Inc., formerly known as Doma Holdings, Inc. (“Doma”), a Delaware corporation.
Pursuant to the terms of the Merger Agreement, immediately upon the completion of the Business Combination and the other transactions contemplated by the Merger Agreement (the “Closing”), each of the following transactions occurred in the following order: (i) Merger Sub merged with and into Doma, with Doma surviving the merger as a wholly owned subsidiary of Capitol (the “Merger”); (ii) Capitol changed its name to “Doma Holdings, Inc.”; and (iii) Doma changed its name to “States Title Holding, Inc.”
As previously announced, on March 2, 2021, concurrently with the execution of the Merger Agreement, Capitol entered into Subscription Agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to which, among other things, Capitol agreed to issue and sell in private placements an aggregate of 30,000,000 shares (“PIPE Shares”) of common stock of New Doma, par value $0.0001 per share (“New Doma Common Stock”), to the PIPE Investors for $10.00 per share, for an aggregate commitment amount of $300,000,000 (the “PIPE Financing”). Pursuant to the Subscription Agreements, New Doma gave certain registration rights to the PIPE Investors with respect to the PIPE Shares. The PIPE Financing was consummated substantially concurrently with the Closing.
Additional information regarding the Merger Agreement and Subscription Agreements is described in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2021 (as amended, the “Proxy Statement/Prospectus”) in the sections titled “Proposal No.1: The Business Combination Proposal,” “The Merger Agreement” and “Related Agreements—Subscription Agreements,” which are incorporated by reference herein. The foregoing description of the Merger Agreement and the Subscription Agreements is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement (including the first amendment to the Merger Agreement) and the form of Subscription Agreement, attached hereto as Exhibit 2.1, Exhibit 2.2, and Exhibit 10.1, respectively, each of which is incorporated herein by reference.
Unless the context otherwise requires, “we,” “us,” “our,” “New Doma” and the “Company” refer to the post-combination Doma Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries. All references to the “Board” herein refer to the board of directors of the post-combination New Doma. References to “Capitol” herein refer to Capitol prior to the Business Combination and its change of name to Doma Holdings, Inc. References to “Doma” refer to Doma prior to the Business Combination and its change of name to States Title Holding, Inc.
Item 1.01.    Entry into a Material Definitive Agreement.
Lock-Up Agreements
In connection with the Merger, Capitol, Doma and certain stockholders of Doma entered into and delivered Lock-Up Agreements (the “Lock-Up Agreements”) effective as of the Closing.
A more complete description of the Lock-Up Agreements is included in the Proxy Statement/Prospectus section titled “Related Agreements—Lock-Up Agreements,” which information is incorporated herein by reference. The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the full text of the Lock-Up Agreements, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights Agreement
On the Closing Date, pursuant to the terms of the Merger Agreement, New Doma, the Sponsors (as defined below), certain Doma stockholders and certain of their respective affiliates entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, New Doma will register for resale under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Doma Common Stock and other equity securities of New Doma that are held by the parties thereto from time to time.
A more complete description of the Registration Rights Agreement is included in the Proxy Statement/Prospectus section titled “Related Agreements—Registration Rights Agreement,” which information is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
Indemnification Agreements
On the Closing Date, New Doma entered into indemnification agreements with its directors, executive officers and other employees as determined by the Board. Each indemnification agreement provides for indemnification and advancements by New Doma of certain expenses and costs relating to claims resulting from his or her involvement as a director or officer of New Doma or from his or her service at the request of New Doma as a director, officer, employee or agent for another entity.
The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.
Commitment Letters and Promissory Notes
In February 2021, Capitol's sponsors and certain members of its board of directors (collectively, the “Sponsors”) collectively committed to provide Capitol an aggregate of $970,000 in loans. In May 2021, the Sponsors collectively committed to provide the Company an additional $756,000 in loans. In July 2021, certain of the Sponsors provided an additional funding commitment of $627,000. Immediately prior to the Closing, Capitol had $1,070,000 outstanding under loans, evidenced by promissory notes, to the Sponsors. Upon consummation of the Business Combination, all such promissory notes were repaid in cash.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
On July 27, 2021, Capitol held a Special Meeting in Lieu of an Annual Meeting (the “Special Meeting”) at which the Capitol stockholders considered and adopted, among other matters, the Merger Agreement and the transactions contemplated therein (the “Transactions”). On July 28, 2021, the parties to the Merger Agreement consummated the Transactions.
Immediately prior to the time of filing of a certificate of merger with the Secretary of State of the State of Delaware upon consummation of the Merger (the “Effective Time”), all issued and outstanding shares of Doma preferred stock (the “Doma Preferred Stock”) converted into shares of Doma common stock (the “Doma Common Stock”), par value $0.0001 per share (the “Conversion”), in accordance with Doma’s amended and restated certificate of incorporation. At the Effective Time:
•45,988,849 outstanding shares of Doma’s capital stock were cancelled in exchange for the right to receive 275,700,097 shares of New Doma Common Stock at the exchange ratio;
•204,752 outstanding shares of Doma Common Stock were cancelled in exchange for the right to receive an aggregate of approximately $12.3 million in cash;

•184,702 shares of Doma Common Stock that were subject to certain restrictions and forfeiture conditions were cancelled in exchange for the right to receive 1,107,276 shares of New Doma Common Stock subject to the same restrictions and forfeiture conditions;
•4,437,061 outstanding and unexercised options to purchase shares of Doma Common Stock (“Doma Options”) converted into options to acquire 26,599,367 shares of New Doma Common Stock, of which 8,356,129 options are vested at a weighted average exercise price of $0.46 per share;
•135,225 Doma Options were net exercised and converted into the right to receive an aggregate of approximately $7.8 million in cash;
•outstanding and unexercised warrants to purchase 115,000 shares of Doma’s capital stock (“Doma Warrants”) were converted into warrants to purchase 689,417 shares of New Doma Common Stock;
•Doma Warrants to purchase 723,456 shares of Doma’s capital stock were net exercised and converted into the right to receive 4,335,918 shares of New Doma Common Stock; and
•each holder of an outstanding share of Doma Common Stock (following the Conversion), Doma Option and/or Doma Warrant (each such holder, an “Earnout Participant”) also received the right to receive the applicable pro rata portion of New Doma Common Stock (the “Earnout Shares”) with respect to each share of New Doma Common Stock or option or warrant exercisable for shares of New Doma Common Stock, contingent upon New Doma Common Stock reaching certain price milestones.
A maximum of 16,500,604 Earnout Shares are contingently payable as follows:
•First Share Price Milestone. If the closing share price of New Doma Common Stock equals or exceeds $15.00 per share for any 20 trading days within any consecutive 30-trading day period beginning on or after the Closing Date and ending on or before to the five-year anniversary of the Closing Date, Doma will issue to each Earnout Participant its pro rata portion of one-half of the aggregate number of Earnout Shares.
•Second Share Price Milestone. If the closing share price of New Doma Common Stock equals or exceeds $17.50 per share for any 20 trading days within any consecutive 30-trading day period beginning on or after the Closing Date and ending on or before the five-year anniversary of the Closing Date, Doma will issue to each Earnout Participant its pro rata portion of one-half of the aggregate a number of Earnout Shares.
The Earnout Shares will also become payable to the Earnout Participants in connection with certain strategic transactions that Doma may enter into, as more fully described in the Proxy Statement/Prospectus section titled “Proposal No. 1: The Business Combination Proposal—Earnout Shares.”
In connection with the Closing, holders of 29,484,128 shares of Capitol’s Class A common stock sold in its initial public offering (the “public shares”) exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from Capitol’s initial public offering, calculated as of two business days prior to the consummation of the business combination, or approximately $10.00 per share and approximately $294.9 million in the aggregate. Following these redemptions, 5,015,872 public shares remained outstanding.
The Merger Agreement provided that Doma’s obligation to consummate the transactions contemplated by the Merger Agreement (but not Capitol’s) was conditioned on, among other things, a requirement (the “Minimum Cash Condition”) that the cash and cash equivalents of Capitol and its subsidiaries as of the Closing Date (the “Available New Doma Cash”), including (i) the cash available to be released from Capitol’s trust account following the Redemptions, (ii) the proceeds actually received by Capitol in the PIPE Financing (as defined in the Definitive Proxy) and (iii) cash and cash equivalents of Capitol and its subsidiaries held outside of Capitol’s trust account is equal to or greater than $450,000,000 (the “Minimum Available Cash Amount”). As a result of the redemptions described above, there was approximately $350 million of Available New Doma Cash. Doma in its sole discretion waived the failure to satisfy the Minimum Cash Condition.
As previously announced, on March 2, 2021, concurrently with the execution of the Merger Agreement, Capitol, Doma and the Sponsors entered into the Sponsor Support Agreement, attached hereto as Exhibit 10.5 and which is incorporated herein by reference (the “Sponsor Support Agreement”). In accordance with the Sponsor Support Agreement, as a result of Available New Doma Cash being below the Minimum Available Cash Amount as described above, the Sponsors forfeited, in the aggregate, 1,996,677 of their 8,625,000 Capitol Class B common stock immediately prior to the Closing.
Upon consummation of the Transactions:
•each outstanding share of Capitol Class A common stock and Capitol Class B common stock automatically converted into one share of New Doma Common Stock, of which 1,325,664 shares held by the Sponsors became unvested and subject to forfeiture, only to be vested again if certain conditions described more fully in the Sponsor Support Agreement are satisfied;
•outstanding warrants to purchase the common stock of Capitol automatically converted into warrants to purchase shares of New Doma Common Stock; and
•the holders of outstanding shares of Doma Common Stock and Doma Warrants received an aggregate of 281,143,291 shares of New Doma Common Stock.
As of the Closing Date and following the completion of the sale of 30,000,000 shares of New Doma Common Stock in the PIPE Financing, New Doma had the following outstanding securities:
•322,787,486 shares of New Doma Common Stock;
•26,599,367 New Doma options, of which options to purchase 8,356,129 shares of New Doma Common Stock are vested at a weighted average exercise price of $0.46 per share and options to purchase 18,243,238 shares of New Doma Common Stock are unvested at a weighted average exercise price of $0.63 per share; and
•11,500,000 public warrants, each exercisable for one share of New Doma Common Stock at a price of $11.50 per share, 689,417 warrants issued in exchange for Doma Warrants, each exercisable for one share of New Doma Common Stock at a price of $1.62 per share, and 5,833,333 private placement warrants, each exercisable for one share of New Doma Common Stock at a price of $11.50 per share.
A more complete description of the material terms and conditions of the Merger Agreement is set forth in the Proxy Statement/Prospectus sections titled “Proposal No. 1: The Business Combination Proposal” and “The Merger Agreement,” which are incorporated herein by reference. The disclosure set forth in the “Introductory Note” above of this Current Report on Form 8-K (this “Report”) and Exhibits 2.1 and 2.2 attached hereto are also incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION
Forward-Looking Statements
This Report, and some of the information incorporated by reference herein, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of New Doma. These statements are based on the beliefs and assumptions of the management of New Doma. Although New Doma believes that the respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, New Doma cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, New Doma’s management. Forward-looking statements contained in this Report, or the information incorporated by reference herein, include, but are not limited to, statements about the ability of New Doma to:
•realize the benefits expected from the Business Combination;
•maintain the listing of New Doma Common Stock on the New York Stock Exchange (the “NYSE”);
•raise financing in the future and to comply with restrictive covenants related to long-term indebtedness;
•have success in retaining or recruiting, or make changes required in, its officers, key employees or directors following the Business Combination;
•factors relating to the business, operations and financial performance of New Doma, including:
◦New Doma’s ability to drive an increasing proportion of orders in both its Strategic and Enterprise Accounts and Local channels through its Doma Intelligence platform;
◦changes in the competitive and regulated industries in which New Doma operates, variations in technology and operating performance across competitors, and changes in laws and regulations affecting New Doma’s business;
◦the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;
◦the impact of COVID-19 on New Doma’s business; and
◦the failure to realize financial projections or estimated pro forma results and the related underlying assumptions.
Various factors that could cause actual results to differ from those implied by the forward-looking statements in this Report or in the information incorporated by reference herein are more fully described in the Proxy Statement/Prospectus under the heading “Risk Factors.” The risks described under the heading “Risk Factors” are not exhaustive. Other sections of the Proxy Statement/Prospectus describe additional factors that could adversely affect the business, financial condition or results of operations of New Doma. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can New Doma assess the impact of all such risk factors on the business of New Doma, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to New Doma or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. New Doma undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business
The business of New Doma is described in the Proxy Statement/Prospectus in the sections titled “Information About the Parties to the Business Combination,” “The Business of Doma” and “Other Information Related to Capitol,” which information is incorporated herein by reference.
Risk Factors
The risks associated with New Doma’s business and operations are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which information is incorporated herein by reference.
Financial Information
Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of Doma, Capitol and the post-combination New Doma. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Unaudited Pro Forma Condensed Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Capitol” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Doma,” which are incorporated herein by reference.
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Capitol” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Doma,” which are incorporated herein by reference.
Quantitative and Qualitative Disclosures about Market Risk
Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Doma—Quantitative and Qualitative Disclosures about Market Risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Capitol—Quantitative and Qualitative Disclosures about Market Risk,” which are incorporated herein by reference.
Properties
Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “The Business of Doma—Properties,” which is incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information known to New Doma regarding the beneficial ownership of New Doma Common Stock as of the Closing Date by:
•each person known to New Doma to be the beneficial owner of more than 5% of New Doma Common Stock;
•each of New Doma’s named executive officers and directors; and
•all executive officers and directors of New Doma as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of New Doma Common Stock is based on 322,787,486 shares of New Doma Common Stock issued and outstanding immediately following consummation of the Transactions.

Unless otherwise indicated, New Doma believes that each person named in the table below has sole voting and investment power with respect to all shares of New Doma Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Greater than 5% Stockholders
LENX ST Investor, LLC(2)	82,242,689	25.5%
Entities affiliated with Foundation Capital(3)	44,777,155	13.9%
Entities affiliated with Fifth Wall Ventures(4)	21,554,374	6.7%
Named Executive Officers and Directors
Max Simkoff(5)	48,746,493	15.1%
Noaman Ahmad(6)	1,415,081	*
Christopher Morrison(7)	3,183,510	1.0%
Sharda Cherwoo	—	—
Mark D. Ein(8)	4,101,026	1.3%
Stuart Miller	—	—
Charles Moldow(3)	44,777,155	13.9%
Karen Richardson(9)	692,889	*
Lawrence Summers(10)	1,230,059	*
Maxine Williams	—	—
Serena Wolfe	—	—
Matthew E. Zames(11)	752,838	*
All current directors and executive officers as a group (14 individuals)(12)	107,118,794	32.8%
________________
*Less than one percent.
(1)Unless otherwise noted, the business address of each of those listed in the table above is 101 Mission Street, Suite 740, San Francisco, California 94105.
(2)Each of LENX ST Investor, LLC, LEN X, LLC and Lennar Corporation have shared voting and dispositive power over the shares held by LENX ST Investor, LLC. The address for each of these entities is 760 Northwest 107th Avenue, Suite 400, Miami, Florida 33172.
(3)Represents (i) 10,520,957 shares held by Foundation Capital Leadership Fund II, L.P. (“FCLF II”), (ii) 722,269 shares held by Foundation Capital VIII Principals Fund, LLC (“FC VIII”) and (iii) 33,533,929 shares held by Foundation Capital VIII, L.P. (“FC VIII PF”). Foundation Capital Management Co. LF II, LLC is the manager of FCLF II. Foundation Capital Management Co. VIII, LLC is the manager of FC VIII and FC VIII PF. Charles Moldow, a director of New Doma, is a manager of Foundation Capital Management Co. LF II, LLC and Foundation Capital Management Co. VIII, LLC. Mr. Moldow disclaims beneficial ownership except to the extent of his pecuniary interest therein. The address for each of these entities is 550 High Street, 3rd Floor, Palo Alto, California 94301.
(4)Represents (i) 19,359,653 shares held by Fifth Wall Ventures, L.P. (“FWV”), (ii) 1,698,736 shares held by Fifth Wall Ventures SPV XIX, L.P. (“FWV SPV XIX”) and (iii) 495,985 shares held by Fifth Wall Ventures SPV XX, L.P. (“FWV SPV XX”). Fifth Wall Ventures GP, LLC is the general partner of FWV, FWV SPV XIX and FWV SPV XX. The address for each of these entities is 13160 Mindanao Way, Suite 100B, Marina Del Rey, California 90292.
(5)Represents (i) 47,335,909 shares held by the Saslaw-Simkoff Revocable Trust, for which Mr. Simkoff serves as trustee; (ii) 705,292 shares held by the Jennifer Saslaw 2020 GRAT, for which Mr. Simkoff serves as trustee; and (iii) 705,292 shares held by the Max Simkoff 2020 GRAT, for which Mr. Simkoff serves as trustee.
(6)Represents (i) 853,001 shares and (ii) 562,080 shares underlying options exercisable within 60 days of the Closing Date.
(7)Represents (i) 1,586,141 shares and (ii) 1,597,369 shares underlying options exercisable within 60 days of the Closing Date.
(8)Represents shares held by Capitol Acquisition Management V LLC, which is controlled by Mark D. Ein.
(9)Represents 692,889 shares, of which 332,006 shares are or will be vested within 60 days of the Closing Date and of which 360,883 shares that will remain subject to a right of repurchase by us until vested.
(10)Represents (i) 537,170 shares held by Lawrence Summers and (ii) 692,889 shares held by LHSummers Economic Consulting LLC, for which Mr. Summers is the sole member. Of the 692,889 shares held by LHSummers Economic Consulting LLC, 332,006 shares are or will be vested within 60 days of the Closing Date and 360,883 will remain subject to a right of repurchase by us until vested.

(11)Represents (i) 376,416 shares held by the Matthew E. Zames Family, LLC, for which Mr. Zames’s spouse is the manager and (ii) 376,422 shares held by the Jill E. Zames Family, LLC, for which Mr. Zames is the manager. Of the 376,416 shares held by the Matthew E. Zames Family, LLC and the 376,422 shares held by the Jill E. Zames Family, LLC, 268,148 and 268,154 shares, respectively, are or will be vested within 60 days of the Closing Date and 108,268 and 108,268 shares, respectively, will continue to be subject to a right of repurchase by us until vested.
(12)Represents 107,118,794 shares, of which (i) 102,676,374 shares are or will be vested within 60 days of the Closing Date; (ii) 938,302 shares which remain subject to our right of repurchase until vested and (ii) 3,504,118 shares underlying options exercisable within 60 days of the Closing Date.
Directors and Executive Officers
The following persons constitute the Board, effective upon the Closing: Messrs. Max Simkoff, Mark D. Ein, Stuart Miller, Charles Moldow, Lawrence Summers and Matthew E. Zames, and Mses. Karen Richardson, Sharda Cherwoo, Serena Wolfe and Maxine Williams. Information with respect to New Doma’s directors, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section titled “New Doma Management After the Business Combination,” which information is incorporated herein by reference.
The Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. New Doma’s directors will be divided among the three classes as follows:
•The Class I directors are Max Simkoff, Serena Wolfe and Matthew E. Zames, and their terms will expire at New Doma’s third annual meeting of stockholders following the closing of the Business Combination.
•The Class II directors are Stuart Miller, Charles Moldow and Karen Richardson, and their terms will expire at New Doma’s first annual meeting of stockholders following the closing of the Business Combination.
•The Class III directors are Sharda Cherwoo, Mark D. Ein, Lawrence Summers and Maxine Williams, and their terms will expire at New Doma’s second annual meeting of stockholders following the closing of the Business Combination.
In connection with the consummation of the Business Combination, the following individuals were appointed to serve as New Doma’s executive officers: Max Simkoff was appointed to serve as Chief Executive Officer, Noaman Ahmad was appointed to serve as Chief Financial Officer, Christopher Morrison was appointed to serve as Chief Operating Officer, Hasan Rizvi was appointed to serve as Chief Technology Officer and Eric Watson was appointed to serve as General Counsel and Secretary. Information with respect to New Doma’s executive officers, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section titled “New Doma Management After the Business Combination,” which information is incorporated herein by reference.
Committees of the Board of Directors
Information with respect to the composition of the committees of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “New Doma Management After the Business Combination—Board Committees,” which information is incorporated herein by reference.
Independence of our Board of Directors
Information with respect to the independence of the directors of New Doma is set forth in the Proxy Statement/Prospectus in the section titled “New Doma Management After the Business Combination—Independence of New Doma Board of Directors,” which information is incorporated herein by reference.
Director Compensation
A description of the compensation of the directors of New Doma is set forth in the Proxy Statement/Prospectus in the section titled “Doma’s Executive and Director Compensation,” which information is incorporated herein by reference.

Executive Compensation
A description of the compensation of the named executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Doma’s Executive and Director Compensation,” which information is incorporated herein by reference. The full text of New Doma’s employment agreements with its named executive officers (the “Employment Agreements”) are included as Exhibits 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated herein by reference.
Pursuant to the Employment Agreements, New Doma’s named executive officers are entitled to severance on a termination by New Doma without Cause or by the named executive officer for Good Reason (as such terms are defined in the named executive officer’s employment agreements) in accordance with the terms of the New Doma Executive Severance Plan, which is described in more detail in the Proxy Statement/Prospectus in the section titled “Doma’s Executive and Director Compensation,” which information is incorporated herein by reference. The full text of New Doma Executive Severance Plan is included as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.
2021 Omnibus Incentive Plan and 2021 Employee Stock Purchase Plan
At the Special Meeting, Capitol stockholders approved the 2021 Omnibus Incentive Plan (the “Incentive Plan”) and the 2021 Employee Stock Purchase Plan (the “ESPP”). Copies of the full text of the Incentive Plan and ESPP are attached hereto as Exhibits 10.9 and 10.10, respectively, and are incorporated herein by reference.
The purpose of the Incentive Plan is to enable New Doma to motivate and reward our employees, directors and other individual service providers to perform at the highest level and contribute significantly to the success of New Doma, thereby furthering the best interests of New Doma and its shareholders. Awards under the Incentive Plan may include one or more of the following types: (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights, or SARs, (iii) restricted stock awards, (iv) restricted stock unit awards, or RSUs, (v) performance awards, (vi) other cash-based awards and (vii) other stock-based awards. The material features of the Incentive Plan are described in the Proxy Statement/Prospectus in the section title “Proposal No. 5: The Incentive Plan Proposal” and such description is incorporated herein by reference.
The Incentive Plan permits the Company to deliver up to 36,740,960 shares of New Doma Common Stock pursuant to awards issued under the Incentive Plan. The number of shares of New Doma Common Stock reserved for issuance under the Incentive Plan will automatically increase on the first day of each fiscal year, beginning on January 1, 2022 through December 31, 2031, by the lesser of (i) 5% of the total number of outstanding shares of all classes of New Doma Common Stock on December 31st of the immediately preceding calendar year and (ii) such smaller number of shares of New Doma Common Stock as determined by the Board.
In connection with the Business Combination, and following the effectiveness of a registration statement on Form S-8, New Doma intends to grant awards of performance vesting restricted stock units to New Doma’s executive officers, including the named executive officers. The performance vesting restricted stock units will vest based on performance criteria determined by the board for the period beginning January 1, 2021 through December 31, 2023. Following the end of the performance period, the awards will vest and settle in three equal installments after the end of 2023, 2024 and 2025.
The table below sets forth the target number of performance vesting restricted stock units that the board intends to grant following the effectiveness of a registration statement on Form S-8.

Named Executive Officer	Number of Units
Maxwell Simkoff	701,010
Noaman Ahmad	443,500
Christopher Morrison	443,500
The purpose of the ESPP is to assist employees of New Doma and its designated subsidiaries in acquiring a stock ownership interest in New Doma and to help employees provide for their security and to encourage them to remain in the employment of the Company and its subsidiaries. The material features of the ESPP are described in the Proxy Statement/Prospectus in the section title “Proposal No. 6: The ESPP Proposal” and such description is incorporated herein by reference.
The ESPP permits New Doma to deliver up to 7,348,192 shares of New Doma Common Stock pursuant to awards issued under the ESPP. The number of shares of New Doma Common Stock reserved for issuance under the ESPP will automatically increase on the first day of each calendar year, commencing on January 1, 2022 through December 31, 2031, by the least of (i) 7,348,192 shares of New Doma Common Stock, (ii) 1% of the total number of shares of New Doma Common Stock outstanding on December 31 of the preceding calendar year and (iii) such other number of shares of New Doma Common Stock as determined by the Board.
Certain Relationships and Related Party Transactions
Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1: The Business Combination Proposal—Interests of Capitol’s Sponsors, Directors and Officers in the Business Combination” and “Certain Relationships and Related Person Transactions,” which information is incorporated herein by reference.
Legal Proceedings
Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Other Information Related to Capitol—Legal Proceedings” and “The Business of Doma—Legal Proceedings,” which information is incorporated herein by reference.
Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters
New Doma Common Stock and public warrants began trading on the NYSE under the symbol “DOMA” and “DOMA.WS,” respectively, on July 29, 2021, subject to ongoing review of New Doma’s satisfaction of all listing criteria post-Business Combination.
New Doma has not paid any cash dividends on its common stock to date. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, New Doma’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant. Further, the ability of New Doma to declare dividends may be limited by the terms of financing or other agreements entered into by New Doma or its subsidiaries from time to time.
Reference is made to the section of the Proxy Statement/Prospectus titled “Market Price, Ticker Symbol and Dividend Information,” which is incorporated herein by reference.
Recent Sales of Unregistered Securities
The disclosure set forth in this Report in the section titled “Introductory Note” and in Item 3.02 is incorporated herein by reference.
Description of Company’s Securities
The description of New Doma securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Doma Securities,” which information is incorporated herein by reference.
Indemnification of Officers and Directors
The information set forth under Item 1.01 of this Report concerning New Doma’s entry into indemnification agreements is incorporated herein by reference.
Financial Statements and Exhibits
The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
The information set forth under Item 4.01 of this Report is incorporated herein by reference.
Item 3.02.    Unregistered Sales of Equity Securities.
The disclosure set forth above in this Report in the section titled “Introductory Note” is incorporated herein by reference. The shares issued in the PIPE Financing in connection with the Subscription Agreements have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.
Item 3.03.    Material Modification to Rights of Security Holders.
In connection with the consummation of the Business Combination, Capitol changed its name to Doma Holdings, Inc. and adopted an amended and restated certificate of incorporation and amended and restated bylaws, effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Comparison of New Doma Stockholder Rights,” “Proposal No. 2: The Charter Proposal” and “Proposal No. 3: The Advisory Charter Proposals,” which are incorporated herein by reference.
As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Doma Holdings, Inc. is the successor issuer to Capitol and has succeeded to the attributes of Capitol as the registrant. In addition, the shares of common stock of Doma Holdings, Inc., as the successor to Capitol, are deemed to be registered under Section 12(b) of the Exchange Act.
Amended and Restated Certificate of Incorporation
Upon the closing of the Business Combination, Capitol replaced its amended and restated certificate of incorporation with the amended and restated certificate of incorporation of Doma Holdings, Inc. (the “New Doma Amended and Restated Certificate of Incorporation”). A description of the New Doma Amended and Restated Certificate of Incorporation is contained in the Proxy Statement/Prospectus section titled “Comparison of New Doma Stockholder Rights,” which information is incorporated herein by reference. A copy of the New Doma Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Report and is incorporated herein by reference.
Amended and Restated Bylaws
Upon the closing of the Business Combination, Capitol replaced its amended and restated bylaws with the amended and restated bylaws of Doma Holdings, Inc. (the “New Doma Amended and Restated Bylaws”). A description of the New Doma Amended and Restated Bylaws is contained in the Proxy Statement/Prospectus section titled “Comparison of New Doma Stockholder Rights,” which information is incorporated herein by reference. A copy of the New Doma Amended and Restated Bylaws is attached hereto as Exhibit 3.2 to this Report and is incorporated herein by reference.
Item 4.01.    Change in Registrant’s Certifying Accountant.
(a) Dismissal of independent registered public accounting firm.
On July 28, 2021, the Board dismissed Marcum LLP (“Marcum”), the independent registered public accounting firm of Capitol prior to the Business Combination, as New Doma’s independent registered public accounting firm.
Marcum’s report on the balance sheets of Capitol, New Doma’s legal predecessor, as of December 31, 2020 and December 31, 2019, and the related statements of operations, changes in temporary equity and permanent equity and cash flows for each of the two years in the period ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from January 1, 2019 through December 31, 2020, and the subsequent interim period through July 28, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Capitol’s initial public offering, which resulted in the restatement of Capitol’s financial statements as set forth in Capitol’s Form 10-K/A for each of the two years in the period ended December 31, 2020, as filed with the SEC on May 10, 2021.
New Doma has provided Marcum with a copy of the disclosures made by New Doma in response to this Item 4.01 and requested that Marcum furnish New Doma with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant set forth above and, if not, stating the respects in which it does not agree. A copy of the letter from Marcum, dated August 3, 2021, is attached as Exhibit 16.1 to this Report, and is incorporated herein by reference.
(b) Disclosures regarding the new independent auditor.
On July 28, 2021, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of New Doma following the consummation of the Business Combination. Deloitte served as the independent registered public accounting firm of Doma prior to the Business Combination.
During the period from January 1, 2019 through July 28, 2021, Capitol did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Capitol’s financial statements, and no written report or oral advice was provided to Capitol by Deloitte that Deloitte concluded was an important factor considered by Capitol in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
Item 5.01.    Changes in Control of Registrant.
Reference is made to the Proxy Statement/Prospectus section titled “Proposal No. 1: The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in the “Introductory Note” and Item 2.01 of this Report, which is incorporated herein by reference.
Immediately after giving effect to the Business Combination and the PIPE Financing, (1) Capitol public stockholders owned approximately 2% of the outstanding New Doma Common Stock, (2) Doma stockholders owned approximately 87% of the outstanding New Doma Common Stock, (3) the Sponsors owned approximately 2% of the outstanding New Doma Common Stock and (4) the PIPE Investors owned approximately 9% of the outstanding New Doma Common Stock.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information contained in Item 1.01 and Item 2.01 to this Report and in the Proxy Statement/Prospectus in the sections titled “Proposal No. 7: The Director Election Proposal,” “New Doma Management After the Business Combination,” “Doma’s Executive and Director Compensation” and “Certain Relationships and Related Party Transactions” is incorporated by reference herein.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Reference is made to the disclosure set forth above under Item 3.03 concerning the adoption of the New Doma Amended and Restated Articles of Incorporation. Further reference is made to the sections of the Proxy Statement/Prospectus titled “Comparison of New Doma Stockholder Rights” and “Proposal No. 2: The Charter Proposal,” which is incorporated herein by reference.

Item 5.05.    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Effective July 28, 2021, the Board adopted a new Code of Ethics and Business Conduct (the “Revised Code”). The Revised Code applies to all employees, officers and directors of New Doma, its affiliates and its subsidiaries. The Board adopted the Revised Code to reflect what New Doma considers to be the current best practices and policies for an operating company and to make certain technical, administrative, and non-substantive amendments to the prior Code of Ethics and Business Conduct. The adoption of the Revised Code did not relate to, or result in, any waiver, explicit or implicit, of any provision of the prior Code of Ethics and Business Conduct.
The above description of the Revised Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Code, a copy of which attached as Exhibit 14.1 hereto and incorporated herein by reference.
Item 5.06.    Change in Shell Company Status.
As a result of the Business Combination, New Doma ceased to be a shell company upon the closing of the Business Combination. Reference is made to the disclosures in the Proxy Statement/Prospectus sections titled “The Merger Agreement” and “Proposal No. 1: The Business Combination Proposal,” as well as to the information set forth under Item 2.01 in this Report, each of which is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The unaudited condensed consolidated financial statements of Doma for the three months ended March 31, 2021 and March 31, 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-41 and are incorporated herein by reference.
The consolidated financial statements of Doma for the years ended December 31, 2020 and December 31, 2019, the related notes and the report of independent registered public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-61 and are incorporated herein by reference.
The unaudited financial statements of Capitol for the three months ended March 31, 2021 and March 31, 2020 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-3 and are incorporated herein by reference.
The financial statements of Capitol, for the years ended December 31, 2020 and December 31, 2019, the related notes and the report of independent registered public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-20 and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma financial information of the consolidated combined financial information of New Doma is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
2.1†
Agreement and Plan of Merger, dated as of March 2, 2021, by and among Capitol Investment Corp. V, Capitol V Merger Sub, Inc. and Doma Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Capitol Investment Corp. V’s Current Report on Form 8-K filed March 3, 2021).

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of March 18, 2021, made by and among Capitol Investment Corp. V, Capitol V Merger Sub, Inc. and Doma Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Capitol Investment Corp. V’s Current Report on Form 8-K filed March 19, 2021).

3.1*	Amended and Restated Certificate of Incorporation of Doma Holdings, Inc.
3.2*	Amended and Restated Bylaws of Doma Holdings, Inc.
4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of Capitol Investment Corp. V’s Form S-1/A (File No. 333-249856), filed November 19, 2020)
4.2
Warrant Agreement, dated December 1, 2020, between Capitol Investment Corp. V and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of Capitol Investment Corp. V’s Current Report on Form 8-K, filed on December 7, 2020)

4.3
Specimen Common Stock Certificate of Doma Holdings, Inc. (incorporated by reference to Exhibit 4.5 to Amendment No. 2 the Registration Statement on Form S-4 (File No. 333-254470), filed June 15, 2021) (“Amendment No. 2 to the S-4”)

10.1
Form of Subscription Agreement, by and between Capitol Investment Corp V. and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.1 to Capitol Investment Corp. V’s Current Report on Form 8-K filed March 3, 2021)

10.2	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.4 of Capitol Investment Corp. V’s Current Report on Form 8-K, filed on March 3, 2021)
10.3*	Amended & Restated Registration Rights Agreement, dated as of July 28, 2021, by and among Doma Holdings, Inc. and the securityholders signatory thereto
10.4*^	Form of Indemnification Agreement
10.5
Sponsor Support Agreement, dated March 2, 2021, by and among the sponsors named thereto, Capitol Investment Corp. V and Doma Holdings, Inc. (incorporated by reference to Exhibit 10.2 of Capitol's Current Report on Form 8-K filed with the SEC on March 3, 2021)

10.6^	Employment Agreement between Doma Holdings, Inc. and Maxwell Simkoff (incorporated by reference to Exhibit 10.42 of Amendment No. 2 to the S-4)
10.7^	Employment Agreement between Doma Holdings, Inc. and Noaman Ahmad (incorporated by reference to Exhibit 10.43 of Amendment No. 2 to the S-4)
10.8^	Employment Agreement between Doma Holdings, Inc. and Christopher Morrison (incorporated by reference to Exhibit 10.44 of Amendment No. 2 to the S-4)
10.9*^	New Doma 2021 Omnibus Incentive Plan
10.10*^	New Doma 2021 Employee Stock Purchase Plan
10.11^	Doma Holdings, Inc. Executive Severance Plan (incorporated by reference to Exhibit 10.45 of Amendment No. 2 to the S-4)
14.1*	Code of Business Conduct and Ethics of Doma Holdings, Inc., effective July 28, 2021
16.1*	Letter from Marcum LLP to the SEC, dated August 3, 2021
21.1*	List of Subsidiaries of Doma Holdings, Inc.
99.1*	Unaudited Pro Forma Condensed Combined Financial Information
99.2
Unaudited consolidated financial statements of Capitol Investment Corp. V. as of and for the six months ended June 30, 2021 (incorporated by reference to Part I, Item I of Capitol's Quarterly Report on Form 10-Q filed on July 27, 2021)

99.3
Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the six months ended June 30, 2021 (incorporated by reference to Part I, Item 2 of Capitol's Quarterly Report on Form 10-Q filed on July 27, 2021)

_______________
*Filed herewith
^      Indicates management contract or compensatory plan.
†Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMA HOLDINGS, INC.

		By:	/s/ Noaman Ahmad
			Name:	Noaman Ahmad
			Title:	Chief Financial Officer

Date:	August 3, 2021